Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as Chief Executive Officer of SRI/Surgical Express, Inc. (“SRI”), that, to his knowledge, the Annual Report of SRI on Form 10-K for the year ended December 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SRI.

Date: March 10, 2009	By:	/s/ Gerald Woodard
Gerald Woodard
Chief Executive Officer

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as Chief Financial Officer of SRI/Surgical Express, Inc. (“SRI”), that, to his knowledge, the Annual Report of SRI on Form 10-K for the year ended December 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SRI.

Date: March 10, 2009	By:	/s/ Wallace D. Ruiz
Wallace D. Ruiz
Sr. Vice President and Chief Financial Officer